--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 March 6, 1997
                               ------------------

                                 AMRESCO, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


              0-8630                                      59-1781257
     (Commission File Number)              (I.R.S. Employer Identification No.)

      700 North Pearl Street
        Suite 2400, LB 342
          Dallas, Texas                                       75201-7424
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code (214) 953-7700

                                   No Change
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 7.  Exhibits.

Exhibit
-------
No.
---

99.1 Legal Opinion of Haynes and Boone, LLP in respect of offering of AMRESCO, INC. Senior Subordinated Notes, Series 1997-A due 2004.


                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    By: AMRESCO, INC.

                                    By:  /s/ Ronald B. Kirkland
                                        ---------------------------
                                    Name:  Ronald B. Kirkland
                                    Title: Vice President and
                                           Chief Accounting Officer


Dated:  March 6, 1997

                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
99.1          Legal Opinion of Haynes and Boone, LLP in respect of offering of
              AMRESCO, INC. Senior Subordinated Notes, Series 1997-A due 2004.

